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                                                                   Exhibit 10.25



                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT, dated as of February 4, 1999 (this "Agreement"), is entered into by and between Ziff-Davis Inc., a Delaware
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corporation (the "Company"), and Vulcan Ventures Inc., a Washington corporation
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("Vulcan").
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                                   WITNESSETH

     WHEREAS, the Company desires to issue and sell shares of the Company's Common Stock, par value $.01 per share (such Common Stock, together with any other equity security of the Company which may be issued in respect of any stock split or stock dividend of such Common Stock or into which such Common Stock may be reclassified or recapitalized prior to the Closing referred to below, being referred to herein as the "Common Stock"), to Vulcan, and Vulcan desires to
                           ------------
purchase shares of Common Stock from the Company, on the terms set forth herein;

     NOW THEREFORE, the Company and Vulcan hereby agree as follows:

     1.   Purchase.  On the terms and subject to the conditions set forth
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herein, the Company agrees to issue and sell to Vulcan, and Vulcan agrees to purchase from the Company, at the Closing, 3,030,303 shares of Common Stock (the "Shares") for an aggregate purchase price of $50,000,000 in cash.
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     2.   Closing.  On the terms and subject to the conditions set forth herein,
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the closing of the purchase referred to above (the "Closing") shall take place
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(a) at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York,
at 10:00 A.M., New York City time, on the third business day after the first day on which the condition set forth in Section 6.2 hereof has been satisfied or (b) at such other place or time or on such other date as the Company and Vulcan may agree. Vulcan agrees to pay the full purchase price for the Shares at Closing, by wire transfer of immediately available funds to the Company in accordance with wire transfer instructions given by the Company to Vulcan prior to the Closing. Upon receipt of such purchase price, the Company agrees to issue and deliver to Vulcan a certificate representing the Shares, registered in the name of Vulcan.

     3.   Representations of the Company.  The Company represents and warrants
          ------------------------------
to Vulcan that:

          3.1  Organization, Standing.  The Company is a corporation duly
               ----------------------
     organized and validly existing in good standing under the laws of the State of Delaware and has all requisite power and authority to enter into and perform its
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     obligations under this Agreement and the Registration Rights Agreement, dated as of the date hereof, by and between the Company and Vulcan (together with this Agreement, the "Transaction Documents").
                                          ---------------------

          3.2  Due Authorization.  The Transaction Documents have been duly
               -----------------
     authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by Vulcan, constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          3.3  Capital Stock.  The Shares to be delivered at Closing will, when
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     delivered, be duly authorized, validly issued, fully paid and nonassessable.

          3.4  Absence of Conflicts.  The execution, delivery and performance by
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     the Company of the Transaction Documents do not and will not (a) violate any provision of the certificate of incorporation or by-laws of the Company, (b) violate or result in a breach of, or constitute a default under (whether with notice or lapse of time or both), or require any consent, authorization or approval under, or give any person the right to terminate or accelerate the payments under, any indenture or other agreement to which the Company is a party or to which any property of the Company is subject (other than violations, breaches and defaults which, and consents, authorizations and approvals the failure to obtain of which, individually or in the aggregate, would not have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole or impede the consummation of the sale of Shares hereunder) or (c) violate any law or regulation by which the Company is bound or to which any property of the Company is subject.

          3.5  Governmental Consent.  No consent, approval or authorization of,
               --------------------
     or declaration or filing with, any governmental authority on the part of the Company is required for the execution and delivery of the Transaction Documents or the sale of the Shares to Vulcan pursuant to this Agreement, except for the required filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and the expiration or early
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     termination of the waiting period thereunder.

          3.6  Company Reports; No Material Adverse Change.  The Company has
               -------------------------------------------
     publicly filed certain registration statements and reports with the Securities and Exchange Commission (the "SEC") and may file additional
                                              ---
     registration statements and reports with the SEC prior to the Closing (such reports, including exhibits thereto and any amendments thereof, being collectively referred to herein as the

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     "Company Reports"). The Company is current in all of its reporting
      ---------------
     requirements with the SEC. As of their respective dates, the Company Reports filed prior to the date hereof did not, and any Company Reports filed with the SEC subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Except as disclosed in or contemplated by the Company Reports, since December 31, 1997 there has not been any material adverse change in the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

     4.   Representations of Vulcan.  Vulcan represents and warrants to the
          -------------------------
Company that:

          4.1  Organization, Standing.  Vulcan is a corporation duly organized
               ----------------------
     and validly existing in good standing under the laws of the State of Washington and has all requisite power and authority to enter into and perform its obligations under the Transaction Documents.

          4.2  Due Authorization.  The Transaction Documents have been duly
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     authorized, executed and delivered by Vulcan and, assuming due authorization, execution and delivery thereof by the Company, constitute valid and legally binding obligations of Vulcan enforceable against Vulcan in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          4.3  Absence of Conflicts.  The execution, delivery and performance by
               --------------------
          Vulcan of the Transaction Documents do not and will not (a) violate any provision of the certificate of incorporation or by-laws of Vulcan, (b) violate or result in a breach of, constitute a default under (whether with notice or the lapse of time or both), or require any consent, authorization or approval under, or give any person the right to terminate or accelerate the payments under, any indenture or other agreement to which Vulcan is a party or to which any property of Vulcan is subject (other than violations, breaches and defaults which, and consents, authorizations and approvals the failure to obtain of which, individually or in the aggregate, would not have a material adverse effect on the business, financial condition or results of operations of Vulcan and its subsidiaries taken as a whole or impede the consummation of the purchase of Shares hereunder) or (c) violate any law or regulation by which Vulcan is bound or to which any property of Vulcan is subject.

          4.4  Governmental Consent.  No consent, approval or authorization of,
               --------------------
     or declaration or filing with, any governmental authority on the part of Vulcan is

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     required for the execution and delivery of the Transaction Documents or the purchase of the Shares from the Company pursuant to this Agreement, except for the required filing under the HSR Act and the expiration or early termination of the waiting period thereunder.

          4.5  Offer of Securities.  Neither Vulcan nor anyone acting on behalf
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     of Vulcan has taken or will take any action which could subject the sale of the Shares pursuant to this Agreement to the registration and prospectus delivery provisions of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").
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          4.6  Evaluation; Purchase for Investment; Illiquid Investment.  Vulcan
               --------------------------------------------------------
     has been furnished any and all materials relating to the Company and its affiliates and the offering of the Shares that Vulcan has requested and Vulcan has been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any such information.
     Vulcan is a sophisticated investor capable of evaluating the merits and risks of the purchase of the Shares. Vulcan is purchasing the Shares for its own account as principal, for investment and not with a view to the resale or distribution of all or any part thereof. Vulcan recognizes that the Shares being purchased pursuant to this Agreement have not been registered under applicable Federal or State securities laws, and that such Shares are being offered and sold in reliance upon the exemptions from registration provided in the Securities Act and applicable exemptions under State securities laws. Vulcan is an accredited investor (as that term is defined in Regulation D under the Securities Act) and has the economic ability to maintain its investment in such Shares for an indefinite period of time.

     5.   Transfer Restrictions.
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          5.1  Transfer Restrictions.  Vulcan agrees that it will not sell or
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     otherwise transfer any Shares unless such sale or transfer is made under an effective Securities Act registration statement or pursuant to an available exemption from the registration requirements of the Securities Act, such sale or transfer is otherwise made in accordance with applicable state securities laws and all other applicable laws and Vulcan shall have delivered to the Company an opinion of securities counsel to Vulcan reasonably satisfactory to the Company, in form and substance reasonably satisfactory to the Company, to the foregoing effect. In addition, Vulcan agrees not to sell or otherwise transfer any Shares prior to the first anniversary of the Closing unless the Company consents thereto or the transferee is an affiliate of Vulcan and such affiliate agrees in a written instrument, in form and substance reasonably satisfactory to the Company, to be bound by the transfer restrictions set forth herein.

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          5.2  Legend. Each certificate representing any Shares shall contain a
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     legend to the following effect:

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS MADE UNDER AN EFFECTIVE SECURITIES ACT REGISTRATION STATEMENT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUCH SALE OR TRANSFER IS OTHERWISE MADE IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND ALL OTHER APPLICABLE LAWS AND THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY AN OPINION OF SECURITIES COUNSEL TO SUCH HOLDER REASONABLY SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE FOREGOING EFFECT. IN ADDITION, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED PRIOR TO [INSERT FIRST ANNIVERSARY OF THE CLOSING] UNLESS THE COMPANY CONSENTS THERETO OR THE TRANSFEREE IS AN AFFILIATE OF THE HOLDER AND SUCH AFFILIATE AGREES IN A WRITTEN INSTRUMENT, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO BE BOUND BY THE TRANSFER RESTRICTIONS SET FORTH ABOVE.

     Notwithstanding the foregoing, certificates issued after the Closing and representing Shares shall not contain the foregoing legend to the extent that Vulcan shall have delivered to the Company an opinion of Sullivan & Cromwell, securities counsel to Vulcan reasonably satisfactory to the Company, in form and substance reasonably satisfactory to the Company, to the effect that the statements made in such legend are no longer relevant.

     6.   Conditions Precedent.  The obligations of each party to consummate the
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purchase and sale of the Shares hereunder shall be subject to the satisfaction at the Closing of the following conditions precedent:

          6.1  Representations and Warranties.  All representations and
               ------------------------------
     warranties made herein by the other party shall be true and correct in all material respects at

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     Closing as though made at and as of Closing, and such other party shall have delivered at Closing a certificate of such other party to the foregoing effect.

          6.2  HSR Act.  The waiting period under the HSR Act applicable to the
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     purchase and sale of the Shares hereunder shall have expired or been terminated.

          6.3  Legal Opinion.  In the case of Vulcan only, Vulcan shall have
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     received an opinion of Sullivan & Cromwell, counsel to the Company, dated the Closing, in a form and containing assumptions and qualifications customary for opinions of this nature, with respect to (a) the due incorporation and good standing of the Company, (b) the due authorization, execution, delivery and enforceability of the Transaction Documents and (c) the due authorization and valid issuance, and the fully paid and nonassessable nature, of the Shares.

     7.   Further Assurances; Termination.  Each party shall, as promptly as
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practicable after the date hereof, make the filing and thereafter make any other required submissions under the HSR Act required by it in connection with the sale and purchase of the Shares hereunder. In addition, each party shall take all such other reasonable actions as may be necessary to consummate the sale and purchase of Shares hereunder as soon as practicable. If the Closing has not occurred by June 30, 1999, any party that is not in breach of its obligations hereunder shall have the right, by delivering notice to the other party, to terminate this Agreement, provided that no such termination shall relieve either
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party from any liability it may have for any breach of any of its representations, warranties or agreements herein contained.

     8.   Assignment.  This Agreement shall not be assignable in whole or in
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part without the prior consent of the parties hereto.

     9.   Governing Law.  This Agreement shall be governed by, and construed and
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enforced in accordance with, the laws of the State of New York.

     10.  Counterparts.  This Agreement may be executed by the parties hereto in
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separate counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     11.  Notices.  All notices and other communications provided for in this
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Agreement shall be in writing and sent by hand, by first class mail or by telecopy,

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          (a)  if to Vulcan, to:

               Vulcan Ventures Inc.
               110 110th Avenue, N.E.
               Suite 550
               Belevue, Washington 98004
               Facsimile:
               Attn:

or to such other address as Vulcan shall have furnished to the Company in writing, and

          (b)  if to the Company, to:

               Ziff-Davis Inc.
               1 Park Avenue
               New York, New York  10016
               Facsimile:  212-503-3581
               Attn:  General Counsel

or to such other address as the Company shall have furnished to Vulcan in writing.

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     IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.

ZIFF-DAVIS INC.

By:    /s/ Daryl R. Otte
       --------------------------------------------------
Name:  Daryl R. Otte
Title: Senior Vice President, Development and Planning



VULCAN VENTURES INC.

By:     /s/ William D. Savoy
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Name:  William D. Savoy
Title: Vice President

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